UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 8, 2003

                     WHITE MOUNTAINS INSURANCE GROUP, LTD.
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            (Exact name of registrant as specified in its charter)

         BERMUDA                    1-8993                    94-2708455
 -----------------------  ----------------------------  ----------------------
    (State or other         (Commission File Number)        (IRS Employer
     jurisdiction of                                      Identification No.)
     incorporation)



     80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE                03755
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     (address of principal executive offices)                  (Zip Code)



      Registrant's telephone number, including area code: (603) 640-2200




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ITEM 5. OTHER EVENTS



On December 9, 2003, White Mountains Insurance Group, Ltd. ("White Mountains" or the "Registrant") announced that, through a subsidiary, it entered into a definitive agreement with a subsidiary of ABB Ltd to acquire the Sirius Insurance Group, an insurance and reinsurance organization based in Sweden, at a purchase price of SEK 3.22 billion (approximately US$425 million). The purchase price is subject to a kronor-for-kronor adjustment to the extent that the total tangible shareholders' equity value of the acquired companies as of December 31, 2003 is greater or less than SEK 3.566 billion (approximately US$470 million).

White Mountains and ABB Ltd each agreed to guarantee the obligations of its respective subsidiary that executed the definitive agreement in connection with this transaction.

The sale is expected to be completed in the second quarter of 2004 subject to, among other matters, the receipt of regulatory approvals and the satisfaction of other customary conditions.

Following completion of the acquisition, if required, the Registrant expects that it will file historical and pro forma financial statement information relating to the Registrant and ABB Insurance Holding Sweden AB under a separate filing pursuant to Item 2 of Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits: The following exhibits are filed herewith, except for exhibit 99(d), which is furnished herewith:

Exhibit No.   Description
-----------   -----------------------------------------------------------------
99(a)         Purchase Agreement between ABB Holding AG, Zurich and Lagrummet
              December nr 919 AB (under change of name to "Fund American
              Holdings AB"), dated as of December 8, 2003.

99(b) Guarantee Agreement by White Mountains Insurance Group, Ltd. in favor of ABB Ltd, dated as of December 8, 2003.

99(c) Guarantee Agreement by ABB Ltd in favor of White Mountains Insurance Group, Ltd., dated as of December 8, 2003.

99(d) Text of press release issued by White Mountains Insurance Group, Ltd., dated December 9, 2003.


ITEM 9. REGULATION FD DISCLOSURE

The information set forth in Exhibit 99(d) of this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission in order to satisfy the Registrant's obligations under Regulation FD. In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibit 99(d) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                WHITE MOUNTAINS INSURANCE GROUP, LTD.


Date: December 9, 2003          By: /s/ J. Brian Palmer
                                    -----------------------------------------
                                    J. Brian Palmer
                                    Chief Accounting Officer







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                                 EXHIBIT INDEX


Exhibit No.   Description
-----------   -----------------------------------------------------------------
99(a)         Purchase Agreement between ABB Holding AG, Zurich and Lagrummet
              December nr 919 AB (under change of name to "Fund American
              Holdings AB"), dated as of December 8, 2003.

99(b) Guarantee Agreement by White Mountains Insurance Group, Ltd. in favor of ABB Ltd, dated as of December 8, 2003.

99(c) Guarantee Agreement by ABB Ltd in favor of White Mountains Insurance Group, Ltd., dated as of December 8, 2003.

99(d) Text of press release issued by White Mountains Insurance Group, Ltd., dated December 9, 2003.




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